                                                                      Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 20th day of June 2000.

    Signature                                            Title
    ---------                                            -----

/s/ J. Carter Bacot                                      Director
-------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 16th day of June 2000.

    Signature                                            Title
    ---------                                            -----

/s/ Purdy Crawford                                       Director
------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 16th day of June 2000.

     Signature                                                Title
     ---------                                                -----

/s/ Philip H. Geier Jr.                                       Director
-----------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 16th day of June 2000.

      Signature                                               Title
      ---------                                               -----

/s/ Jarobin Gilbert, Jr.                                      Director
-------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 5th day of July 2000.

     Signature                                                Title
     ---------                                                -----

/s/ Allan Z. Loren                                            Director
------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 18th day of June 2000.

      Signature                                               Title
      ---------                                               -----

/s/ James E. Preston                                          Director
--------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 20 day of June 2000.

      Signature                                               Title
      ---------                                               -----

/s/ David Y. Schwartz                                         Director
---------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 1998 Stock Option and Award Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 16th day of June 2000.

        Signature                                             Title
        ---------                                             -----

/s/ Christopher A. Sinclair                                   Director
---------------------------


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